Exhibit 99.1 NASDAQ: IBTX Investor Presentation 4th Quarter, 2020

Safe Harbor Statement The numbers as of and for the quarter ended September 30, 2020 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and its other filings with the Securities and Exchange Commission. NASDAQ: IBTX 2

Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for loan losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation. NASDAQ: IBTX 3

Overview – Community bank holding company with $17.1 billion in assets and 93 branches across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by block-and-tackle community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership (14% of shares outstanding) aligns shareholder interests with day-to-day management and decision-making. – Asset/liability neutral interest rate risk position helps mitigate the impact of a volatile interest rate environment. – Disciplined growth both organically and through strategic acquisitions. NASDAQ: IBTX 4

Company Snapshot Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights Denver, CO as of and for the Quarter Ended September 30, 2020 Balance Sheet Highlights ($ millions) Total Assets $ 17,117 Loans Held for Investment, Excluding $ 11,652 Mortgage Warehouse 1 Mortgage Warehouse Loans $ 1,219 Total Deposits $ 13,798 93 Total Stockholders’ Equity $ 2,476 HEADQUARTERS Profitability Metrics 2 BRANCHES McKinney, TX Adjusted EPS $ 1.38 1,472 Adjusted ROAA 1.42 % EMPLOYEES Adjusted ROTCE 17.29 % FOUNDED IN Adjusted Efficiency Ratio 44.57% 1988 Asset Quality Metrics 3 NPAs / Assets 0.25 % NPLs / Loans Held for Investment 0.36 % NCOs (Annualized) 0.01 % Capital Ratios Tier 1 Capital / RWA 10.66 % Total Capital / RWA 13.29 % TCE / Tangible Assets1 8.68 % Tier 1 Capital / Avg. Assets 9.15% 1LHFI includes SBA PPP loans of $825,966 at September 30, 2020. 2Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 3Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $43,197. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings, and excludes loans acquired with deteriorated credit quality, totaled $41,441. 5

Experienced Leadership Team David R. Brooks Chairman, CEO & President Daniel W. Brooks Vice Chairman, Chief Risk Officer Founder – led the investor group that acquired Independent Bank in 37 years in financial services; 31 years at the company. 1988. Mark S. Haynie General Counsel Michelle S. Hickox Chief Financial Officer 37 years of experience representing community banks in corporate, 30 years in financial services; 8 years at the company. regulatory and securities matters. James C. White Chief Operating Officer Michael B. Hobbs Chief Banking Officer 32 years in financial services; 4 years at the company. 25 years in financial services; joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President. James P. Tippit Corporate Responsibility 14 years in financial services; 9 years at the company. Strong, Diverse Markets Dallas/Ft. Worth – North Texas 40 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Denver – Colorado Front Range 32 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. NASDAQ: IBTX 6

Demonstrated Record of Healthy Growth Growth in Total Assets ($ in millions) $17,117 CAGR Since 2013 (Organic): 37.5% CAGR Since 2013 (Total): 35.9% $14,958 $3,943 – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. Entered Colorado – Track record of building scalable platforms for future growth. Market $9,850 $852 $8,684 $2,444 Entered Houston $5,853 Market $5,055 $4,133 $620 $1,671 $2,164 $168 2013 2014 2015 2016 2017 2018 2019 Q3 2020 IPO Date: April 3, 2013 Assets Acquired in Fiscal Year NASDAQ: IBTX Note: Acquired assets includes impact of purchase accounting. 7

Historically Strong Credit Culture NPLs / Loans (1) NCOs / Average Loans (2) 2.67% 2.67% 4.41% 4.15% 4.11% 3.36% 3.43% 2.91% 3.03% 1.64% 2.67% 2.36% 2.07% 1.22% 1.71% 1.12% 1.83% 1.05% 1.89% 1.57% 1.62% 1.31% 1.50% 0.74% 1.44% 1.49% 1.12% 1.13% 0.70% 0.98% 0.54% 0.49% 0.46% 0.48% 0.46% 0.49% 1.14% 0.43% 0.63% 0.33% 0.91% 0.4% 0.28% 0.81% 0.19% 0.16% 0.18% 0.18% 0.16% 0.68% 0.64% 0.31% 0.11% 0.53% 0.21% 0.37% 0.39% 0.32% 0.36% 0.11% 0.12% 0.24% 0.24% 0.06% 0.09% 0.06% 0.07% 0.16% 0.03% 0.02% 0.01% 0.03% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q3 YTD IBTX U.S. Average Texas Average IBTX U.S. Average Texas Average Source: S&P Global. Note: Financial data as of and for the quarter ended June 30, 2020 for U.S. and Texas banking industry aggregate data and for the three months ended September 30, 2020 for IBTX. NASDAQ: IBTX (1) LHFI excludes mortgage warehouse purchase loans. 8 (2) 2020 YTD numbers are annualized.

Loan Loss Coverage



IBTX Allowance For Credit Losses
as of 9/30/2020
Illustrative Retrospective Impact of CECL Adoption
~$58 Million
$22 Million
$87.5 Million
0.75% of LHFI
(Excluding Mortgage Warehouse)
$87.5 Million
9/30/2020 ALLL
As of 9/30/2020
Estimated Retrospective Adoption of CECL
Loan Loss Reserve
PCD Credit Mark
Est. CECL Day 1 Impact

- IBTX deferred CECL adoption as provided under the CARES Act until the earlier of December 31, 2020, or the termination of the President's national emergency declaration, with a retrospective effective date of January 1, 2020.

- Current anticipated "Day One", January 1, 2020, impact from the adoption of CECL is estimated to boost reserves to approximately 1.44% of loans held for investment (excluding mortgage warehouse):

~$167 Million
~1.44% of LHFI
(Excluding Mortgage Warehouse)

- This illustration excludes additional provision expense to be taken in future 2020 quarters and any changes to PCD credit marks.

INDEPENDENT BANK GROUP
NASDAQ: IBTX
9

Focus on Performance and Results Earnings Per Share (Diluted) Efficiency Ratio $5.08 59.71% $4.47 56.13% 54.99% $4.46 57.49% 53.01% $3.45 $4.33 52.35% $3.04 52.34% 51.46% $2.36 50.47% $2.88 $2.97 $2.21 45.95% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 EPS (2) Adjusted EPS (1) Efficiency Ratio Adjusted Efficiency Ratio (1) Return on Average Assets Return on Tangible Common Equity 18.85% 1.51% 17.58% 1.39% 15.61% 15.65% 17.06% 1.35% 1.32% 16.55% 1.12% 1.03% 13.96% 14.78% 0.93% 0.98% 13.47% 0.96% 13.10% 0.88% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 ROAA Adjusted ROAA (1) ROTCE Adjusted ROTCE (1) 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 2. The year ended December 31, 2017, includes a $5.528 million charge to re-measure deferred taxes as a result of the 10 enactment of the Tax Cuts and Jobs Act (“TCJA”).

Delivering Shareholder Value Tangible Book Value Per Share1 ($) We have consistently grown tangible book value 35 per share each year since our IPO. We have returned capital to our shareholders $32.17 through our quarterly dividend and by repurchasing 30 $31.05 $30.08 our company’s common stock. $28.99 $27.44 Our significant insider ownership helps ensure that shareholder interests are well-represented both 25 at the board table and on a day-to-day basis inside $23.76 the company. $21.19 20 Annual Dividend Per Share $17.85 $1.05 15 $15.89 $16.15 $1.00 10 $0.54 5 $0.40 $0.32 $0.34 $0.24 0 2013 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 2020 2020 Q1 2020 Q2 2020 Q3 NASDAQ: IBTX 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 11

2020 Q3 Balance Sheet Details

Loan Portfolio Overview Construction & LOAN COMPOSITION (9/30/2020) As of September 30, 2020: Development Agricultural 9.7% 0.7% $11,652 Million LHFI 2 Owner Occupied CRE $1,219 Million 29.7% Mortgage Warehouse C&I 0.36% 28.4% NPAs/LHFI Non-Owner Occupied CRE 0.01% NCOs/Avg. Loans CRE 70.3% 2020 Q3 Annualized 46.7% Consumer 211.12% 0.5% Allowance/NPLs 1-4 Family Construction 2 2.5% LHFI excludes mortgage warehouse purchase loans. 1-4 Family 11.5% North Texas Colorado 40.3% 4.75% LOANS BY REGION (9/30/2020) 26.7% 2020 YTD Adjusted Loan Yield1 1Adjusted (non-GAAP) metric. Excludes $2.6 million of unexpected income recognized on Houston Central credit impaired acquired loans. 21.1% Texas 11.9% NASDAQ: IBTX 13

Construction & Development As of September 30, 2020: C&D PORTFOLIO LOANS > $500 THOUSAND (9/30/2020) $1.6 Billion C&D Portfolio Size 88% C&D / Bank Regulatory Land/Land Capital Development 20.4% 95.7% 1 CRE CRE CONSTRUCTION PORTFOLIO Loans in IBTX Markets Construction LOANS > $500 THOUSAND (Texas and Colorado) 64.6% (9/30/2020) SFR $2.2 Million Construction 1 15.0% Healthcare Average Loan Size 7.9% 585 C&D Loans1 Multifamily Misc. CRE 18.5% 21.3% 33.8% Owner Occupied C&D Loans1 Hotel/Motel 8.3% 1Loans > $500 thousand Retail Office 23.8% Industrial 16.7% 3.5% NASDAQ: IBTX 14

Commercial Real Estate CRE COMPOSITION (9/30/2020) As of September 30, 2020: $6.1 Billion Multifamily 7.7% CRE Loans 325% Mixed Use (Non-Retail) 1.7% Office and Office CRE / Regulatory Bank Capital Warehouse 24.5% $28.0 Million Miscellaneous 7.3% Largest CRE Loan Size $1.2 Million Restaurant 2.9% Average CRE Loan Size Mini Storage 2.8% 29.7% Retail 25.2% Owner Occupied Convenience Store 2.5% Church 2.0% Healthcare 6.2% Daycare/School 2.5% Industrial 8.5% Hotel/Motel 6.2% NASDAQ: IBTX 15

Retail CRE RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 9/30/2020 As of September 30, 2020: $1.7 Billion Retail Loan Portfolio Size Big Box Mixed Use 10.4% 1.8% $19.6 Million Largest Retail Loan 997 Free Standing / Single Tenant Total Retail Loans 15.2% 95.0% Loans in IBTX Markets (Texas and Colorado) Strip Center 72.6% $1.7 Million Average Loan Size 75 Number of Loans >$5m $8.7 Million Avg. Size of Loans >$5m 54% 1.68x Weighted Average LTV Weighted Average DSCR Pre-Pandemic (March 2020) Pre-Pandemic (March 2020) NASDAQ: IBTX 16

Office CRE Office CRE COMPOSITION 9/30/2020 As of September 30, 2020: $1.6 Billion Total Office CRE Office/Warehouse Owner Occupied $20.8 Million 12.3% Largest Office Loan $1.0 Million Average Loan Size 32.9% Owner Occupied Office Non-Owner Occupied Office/Warehouse 45.1% Non-Owner Occupied 34.3% 22.0% Office/Warehouse Office Owner Occupied 20.6% NASDAQ: IBTX 17

Hotel & Motel

- We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado.
- We have very limited exposure to those segments of the hotel industry that have been most impacted by the COVID-19 pandemic (i.e. resort and conference hotels).
- While we anticipate many of our hotel borrowers to need additional time to recover from pandemic-related economic dislocation, we remain encouraged by the early signs of recovery in occupancy rates.

As of September 30, 2020:

$444.3 Million
Hotel & Motel Loan Portfolio Size

$5.6 Million
Average Loan Size

52.7%
Average LTV

1.78x
Weighted Average DSCR
Pre-Pandemic (March 2020)

Hotel Loans by Type



79.4%
20.6%
CRE
Construction & Development

Hotel Loans by Property Location



40.1%
9.0%
50.9%
Texas
Colorado
Other

Hotel Loans by Product Type



14.7%
7.9%
77.4%
Full Service Brand
Limited/Selected Service Brand
Boutique/Independent

INDEPENDENT BANK GROUP
NASDAQ: IBTX
18

Energy Lending As of September 30, 2020: – We have a small, conservatively-underwritten energy book that is mostly of recent vintage. $219.7 Million Size of Energy Portfolio – Energy assets are well-diversified by basin across the United States. 90.5% / 9.5% E&P Loans / Services Loans Energy by Type 6.1% Energy Reserve / Energy Loans 1.9% Energy Loans / Total LHFI $199.0 $20.7 E&P Services NASDAQ: IBTX 19

Provision & Charge-offs $23,121 $ in Thousands NCOs / Avg. Total Loans (1) 0.01% 0.06% 0.07% 0.21% 0.02% 0.05% 0.05% 0.01% $14,805 $8,146 $5,861 $9,860 $8,381 $8,265 $7,620 $5,233 $4,460 $1,439 $1,469 $1,609 $454 $595 $184 2017 2018 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Year Ending Quarter Ending Provision expense Net charge-offs (1) Quarterly metrics are annualized. NASDAQ: IBTX 20 20

Loan Deferral Update as of October 16, 2020

- As of October 16, 2020, 1.2% of our loan accounts* remain in deferral:
  - 4.5% of our loan balances* remain in deferral
  - 2.7% of our loan balances* are on 2nd deferral, or have a 2nd deferral pending
- As anticipated, the number of deferrals continues to trend downward
- Hotel loans remain the largest category of loans still in deferral, accounting for 37% of all deferral balances as of October 16th
- Retail deferrals have dropped sharply, falling 56% since last update (8/31)
- Office deferrals have dropped sharply, falling 83% since last update (8/31)

*Loan accounts and balances exclude PPP and HFS loans.

1.2%
Number of **Loan Accounts* Remaining in Deferral**

4.5%
Amount of **Loan Balances* Remaining in Deferral**

2.7%
Amount of **Loan Balances* in 2nd Deferral**

*Loan accounts and balances used in the denominator exclude PPP and HFS loans.

Detail on Remaining Deferrals

As of October 16, 2020 $ in thousands	$ Remaining on 1st Deferral^	$ Granted/Pending 2nd Deferral	**Total $ on Any Deferral**	% of Category Balance** Remaining on 1st Deferral	% of Category Balance** On/Pending 2nd Deferral	**% of Category Balance on Any Deferral**
Hotel Loans	$104,545	$99,519	**$204,064**	23.5%	22.4%	**45.9%**
Retail Loans	41,388	45,928	**87,316**	2.4%	2.7%	**5.1%**
Office Loans	5,688	12,572	**18,260**	0.3%	0.8%	**1.1%**
Other CRE and C&D Loans	19,113	135,092	**154,205**	0.5%	3.8%	**4.3%**
C&I Loans	39,357	32,901	**72,258**	1.9%	1.6%	**3.5%**
Other Loans	8,241	3,695	**11,936**	0.3%	0.1%	**0.4%**
Total Loans	**$218,332**	**$329,707**	**$548,039**	**1.8%**	**2.7%**	**4.5%**

^ Includes loans whose deferral period has expired, but where payment has not yet been due, received and/or processed. Includes loans that were granted original 6 month deferrals.

** Category balance as of 09/30/2020

INDEPENDENT BANK GROUP NASDAQ: IBTX

21

Securities Portfolio As of September 30, 2020: Our investment portfolio consists of a diversified mix of liquid, low-risk securities designed to help augment the bank’s liquidity position and 2.5% manage interest rate risk toward our target “net neutral” position. Yield 3.50 Duration INVESTMENT PORTFOLIO COMPOSITION 9/30/2020 U.S. Treasury 6.3% Securities of Total Assets 4.6% CRA $1.1 Billion 0.1% Agency Securities Portfolio Size Corporates 19.0% 1.8% Taxable Municipals 2.3% Mortgage-Backed Tax-Exempt Securities Municipals 39.7% 32.5% NASDAQ: IBTX 22

Deposit Mix & Pricing DEPOSIT MIX DEPOSIT GROWTH VS. 9/30/2020 AVERAGE RATE $13,798 $11,941 IRAs 0.6% Noninterest-Bearing CDs > $100k Demand 5.1% 30.3% CDs < $100k 1.08% 1.7% $7,738 Brokered $6,633 0.83% CDs 0.2% Money 0.66% Market Interest-Bearing 18.3% Checking 0.46% 26.6% Public Funds 12.6% 2017 2018 2019 Q3 2020 Savings 4.6% Period Ending Deposits Average YTD Rate (1) 2020 YTD Average Rate for Interest-bearing deposits: 0.92% Total cost of deposits QTD Q3 2020: 0.47% (1) NASDAQ: IBTX Average rate for total deposits 23 23

Consolidated Capital 13.29% 12.56% 12.58% 12.44% 12.05% 11.83% 11.38% 10.60% 10.66% 10.41% 10.38% 10.19% 10.17% 10.24% 10.05% 10.05% 9.95% 9.76% 9.61% 9.57% 9.32% 9.67% 9.15% 8.92% 8.94% 9.24% 8.55% 8.98% 8.94% 8.68% 8.20% 8.37% 8.41% 7.82% 7.17% 12/31/16 12/31/17 12/31/18 12/31/19 2020 Q1 2020 Q2 2020 Q3 Period Ending Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets NASDAQ: IBTX (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 24

2020 Q3 Results

2020 Q3 Results GAAP Adjusted1 For the quarter ended September 30, 2020, the $1.39 $1.38 Adj. EPS Company reported: EPS – Net income of $60.1 million, or $1.39 per diluted share $60.1 Million $59.6 Million and adjusted (non-GAAP) net income of $59.6 million, Net Income Adj. Net Income or $1.38 per diluted share 1.43% 1.42% – Return on average assets of 1.43% and efficiency ratio Return on Average Adj. Return on Assets Average Assets of 44.69% 44.69% 44.57% – Strong organic deposit growth of 14.91%, annualized Efficiency Ratio Adj. Efficiency Ratio – Strong liquidity, with cash and securities representing 14.91% approximately 14.8% of total assets Organic Deposit Growth – Continued solid credit metrics with nonperforming 14.8% assets of 0.25% of total assets and provision for loan Liquidity Ratio losses of $7.6 million 0.25% – Completed the issuance and sale of $130 million of NPAs/Total Assets 4.0% fixed-to-floating rate subordinated debentures 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 26

2020 Q3 Selected Financials

$ in thousands, except per share data	As of and for the Quarter Ended		
Selected Balance Sheet Data	September 30, 2020	June 30, 2020	September 30, 2019
Total Assets	$17,117,007	$16,986,025	$14,959,127
LHFI, Excluding Mortgage Warehouse Loans[1]	11,651,855	11,690,356	10,936,136
Mortgage Warehouse Loans	1,219,013	903,630	660,650
Total Deposits	13,797,560	13,299,035	11,727,885
Total Borrowings (Other Than Junior Subordinated Debentures)	680,529	1,116,462	767,642
Total Stockholders' Equity	2,476,373	2,424,960	2,298,932
Selected Earnings and Profitability Data			
Net Interest Income	$132,007	$128,372	$125,393
Net Interest Margin	3.52 %	3.51 %	3.84 %
Adjusted Net Interest Margin[2]	3.48 %	3.50 %	3.82 %
Noninterest Income	$25,165	$25,414	$27,324
Noninterest Expense	73,409	83,069	76,948
Net Income	60,075	38,693	55,633
Adjusted Net Income[3]	59,580	49,076	57,827
Basic EPS	1.39	0.90	1.30
Adjusted Basic EPS[3]	1.38	1.14	1.35
Diluted EPS	1.39	0.90	1.30
Adjusted Diluted EPS[3]	1.38	1.14	1.35
Return on Average Assets	1.43 %	0.94 %	1.50 %
Adjusted Return on Average Assets[3]	1.42 %	1.20 %	1.56 %

[1]LHFI includes SBA PPP loans of $825,966 and $823,289 at September 30, 2020 and June 30, 2020, respectively.
[2]Adjusted net interest margin, excludes unexpected income recognized on credit impaired acquired loans of $1,294, $354, and $618 respectively.
[3]Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

INDEPENDENT BANK GROUP NASDAQ: IBTX
27

NASDAQ: IBTX Contact Information Investors & Analysts For more information, please contact: Paul Langdale SVP, Director of Corporate Development Direct – (469) 301-2637 Email – plangdale@ibtx.com 28

Appendix: Non-GAAP Reconciliation

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		As of and for the Quarter Ended September 30, 2020	June 30, 2020	September 30, 2019
Net Interest Income - Reported	(a)	$132,007	$128,372	$125,393
Unexpected income recognized on credit impaired acquired loans		(1,294)	(354)	(618)
Adjusted Net Interest Income	(b)	130,713	128,018	124,775
Provision Expense - Reported	(c)	7,620	23,121	5,233
Noninterest Income - Reported	(d)	25,165	25,414	27,324
Gain on sale of loans		—	(689)	(6,779)
Gain on sale of branch		—	—	(1,549)
Gain on sale of other real estate		—	(12)	(539)
Gain on sale of securities available for sale		—	(26)	—
(Gain) loss on sale and disposal of premises and equipment		(34)	(340)	315
Recoveries on loans charged off prior to acquisition		(138)	(3,640)	(107)
Adjusted Noninterest Income	(e)	24,993	20,707	18,665
Noninterest Expense - Reported	(f)	73,409	83,069	76,948
OREO impairment		(46)	(738)	—
Impairment of assets		(336)	—	(1,173)
COVID-19 expense		(141)	(1,451)	—
Acquisition expense		(316)	(15,644)	(10,885)
Adjusted Noninterest Expense	(g)	72,570	65,236	64,890
Income Tax Expense - Reported	(h)	16,068	8,903	14,903
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$60,075	$38,693	$55,633
Adjusted Net Income (1)	(b) - (c) + (e) - (g) = (j)	$59,580	$49,076	$57,827
Average shares for basic EPS	(k)	43,234,913	43,041,660	42,950,749
Average shares for diluted EPS	(l)	43,234,913	43,177,986	42,950,749
Reported Basic EPS	(i) / (k)	$1.39	$0.90	$1.30
Reported Diluted EPS	(i) / (l)	$1.39	$0.90	$1.30
Adjusted Basic EPS	(j) / (k)	$1.38	$1.14	$1.35
Adjusted Diluted EPS	(j) / (l)	$1.38	$1.14	$1.35
EFFICIENCY RATIO				
Amortization of other intangible assets	(m)	$3,175	$3,175	$3,235
Reported Efficiency Ratio	(f - m) / (a + d)	44.69%	51.95%	48.27%
Adjusted Efficiency Ratio	(g - m) / (b + e)	44.57%	41.73%	42.98%
PROFITABILITY (2)				
Total Average Assets	(n)	$16,713,895	$16,485,556	$14,742,618
Total Average Stockholders Common Equity	(o)	$2,457,423	$2,418,038	$2,279,878
Total Average Tangible Common Equity (3)	(p)	$1,371,094	$1,328,568	$1,177,851
Reported Return on Average Assets	(i) / (n)	1.43%	0.94%	1.50%
Reported Return on Average Common Equity	(i) / (o)	9.73%	6.44%	9.68%
Reported Return on Average Common Tangible	(i) / (p)	17.43%	11.71%	18.74%
Adjusted Return on Average Assets	(j) / (n)	1.42%	1.20%	1.56%
Adjusted Return on Average Common Equity	(j) / (o)	9.65%	8.16%	10.06%
Adjusted Return on Tangible Common Equity	(j) / (p)	17.29%	14.86%	19.48%

(1) Assumes an adjusted effective tax rate of 21.1%, 18.7% and 21.1%, for the quarters ended September 30, 2020, June 30, 2020 and September 30, 2019, respectively.
(2) Annualized.
(3) Excludes average balance of goodwill and net other intangible assets.

30

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2019	2018	2017	2016	2015
Net Interest Income - Reported	(a)	$504,757	$326,252	$265,478	$183,806	$154,098
Unexpected income recognized on credit impaired acquired loans		(5,120)	(3,711)	(4,063)	(1,765)	(1,272)
Adjusted Net Interest Income	(b)	499,637	322,541	261,415	182,041	152,826
Provision Expense - Reported	(c)	14,805	9,860	8,265	9,440	9,231
Noninterest Income - Reported	(d)	78,176	42,224	41,287	19,555	16,128
Gain on sale of loans		(6,779)	—	(351)	—	(116)
(Gain) loss on sale of branch		(1,549)	—	(2,917)	43	—
Gain on sale of trust business		(1,319)	—	—	—	—
Gain on sale of other real estate		(875)	(269)	(850)	(62)	(290)
(Gain) loss on sale of securities available for sale		(275)	581	(124)	(4)	(134)
Loss (gain) on sale and disposal of premises and equipment		585	(123)	21	(32)	358
Recoveries on loans charged off prior to acquisition		(2,101)	(962)	(1,182)	—	—
Adjusted Noninterest Income	(e)	65,863	41,451	35,884	19,500	15,946
Noninterest Expense - Reported	(f)	321,864	198,619	176,813	113,790	103,198
Separation expense		(3,421)	—	—	(2,575)	—
OREO impairment		(1,801)	(85)	(1,412)	(106)	(35)
IPO related stock grants		—	(136)	(508)	(543)	(624)
Impairment of assets		(1,173)	—	—	—	—
Acquisition expense		(42,744)	(8,958)	(17,259)	(3,121)	(3,954)
Adjusted Noninterest Expense	(g)	272,725	189,440	157,634	107,445	98,585
Income Tax Expense - Reported	(h)	53,528	31,738	45,175	26,591	19,011
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$192,736	$128,259	$76,512	$53,540	$38,786
Adjusted Net Income (1)	(b) - (c) + (e) - (g) = (j)	$219,582	$132,183	$88,878	$56,562	$41,056
Average shares for basic EPS	(k)	43,245,418	29,599,119	25,636,292	18,501,663	17,321,513
Average shares for diluted EPS	(l)	43,245,418	29,599,119	25,742,362	18,588,309	17,406,108
Reported Basic EPS	(i) / (k)	$4.46	$4.33	$2.98	$2.89	$2.23
Reported Diluted EPS	(i) / (l)	$4.46	$4.33	$2.97	$2.88	$2.21
Adjusted Basic EPS	(j) / (k)	$5.08	$4.47	$3.47	$3.06	$2.37
Adjusted Diluted EPS	(j) / (l)	$5.08	$4.47	$3.45	$3.04	$2.36
EFFICIENCY RATIO						
Amortization of other intangible assets	(m)	$12,880	$5,739	$4,639	$1,964	$1,555
Reported Efficiency Ratio	(f - m) / (a + d)	53.01%	52.35%	56.13%	54.99%	59.71%
Adjusted Efficiency Ratio	(g - m) / (b + e)	45.95%	50.47%	51.46%	52.34%	57.49%
PROFITABILITY						
Total Average Assets	(n)	$14,555,315	$9,478,934	$7,966,421	$5,469,542	$4,395,552
Total Average Stockholders Common Equity	(o)	$2,267,103	$1,476,688	$1,139,573	$635,864	$540,489
Total Average Tangible Common Equity (2)	(p)	$1,164,915	$751,911	$568,071	$362,287	$294,133
Reported Return on Average Assets	(i) / (n)	1.32%	1.35%	0.96%	0.98%	0.88%
Reported Return on Average Common Equity (3)	(i) / (o)	8.50%	8.69%	6.71%	8.42%	7.13%
Reported Return on Average Common Tangible (3)	(i) / (p)	16.55%	17.06%	13.47%	14.78%	13.10%
Adjusted Return on Average Assets	(j) / (n)	1.51%	1.39%	1.12%	1.03%	0.93%
Adjusted Return on Average Common Equity (3)	(j) / (o)	9.69%	8.95%	7.80%	8.90%	7.60%
Adjusted Return on Tangible Common Equity (3)	(j) / (p)	18.85%	17.58%	15.65%	15.61%	13.96%

(1) Assumes an adjusted effective tax rate of 21.0%, 19.7%, 32.4%, 33.2%, and 32.6% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.
(2) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(3) 2015 net income adjusted to exclude 2015 YTD preferred stock dividend of $240.

31

APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 Tangible Common Equity Total common stockholders equity $2,476,373 $2,424,960 $2,386,285 $2,339,773 $2,298,932 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (91,215) (94,390) (97,565) (100,741) (106,855) Tangible Common Equity $1,391,137 $1,336,549 $1,294,699 $1,245,011 $1,198,056 Tangible Assets Total Assets $17,117,007 $16,986,025 $15,573,868 $14,958,207 $14,959,127 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (91,215) (94,390) (97,565) (100,741) (106,855) Tangible Assets $16,031,771 $15,897,614 $14,482,282 $13,863,445 $13,858,251 Common shares outstanding 43,244,797 43,041,119 43,041,776 42,950,228 42,952,642 Tangible Common Equity To Tangible Assets 8.68% 8.41% 8.94% 8.98% 8.65% Book value per common share $57.26 $56.34 $55.44 $54.48 $53.52 Tangible book value per common share $32.17 $31.05 $30.08 $28.99 $27.89 32

APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31, 2015 Tangible Common Equity Total common stockholders equity $2,339,773 $1,606,433 $1,336,018 $672,365 $603,371 Adjustments: Goodwill (994,021) (721,797) (621,458) (258,319) (258,643) Other intangible assets, net (100,741) (45,042) (43,244) (14,177) (16,357) Tangible Common Equity $1,245,011 $839,594 $671,316 $399,869 $328,371 Tangible Assets Total Assets $14,958,207 $9,849,965 $8,684,463 $5,852,801 $5,055,000 Adjustments: Goodwill (994,021) (721,797) (621,458) (258,319) (258,643) Other intangible assets, net (100,741) (45,042) (43,244) (14,177) (16,357) Tangible Assets $13,863,445 $9,083,126 $8,019,761 $5,580,305 $4,780,000 Common shares outstanding 42,950,228 30,600,582 28,254,893 18,870,312 18,399,194 Tangible Common Equity To Tangible Assets 8.98% 9.24% 8.37% 7.17% 6.87% Book value per common share $54.48 $52.50 $47.28 $35.63 $32.79 Tangible book value per common share $28.99 $27.44 $23.76 $21.19 $17.85 33